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                                                                     Exhibit 1.1

                       SEABRIGHT INSURANCE HOLDINGS, INC.
                        6,400,000 SHARES OF COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                January 26, 2006

     FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
     PIPER JAFFRAY & CO.
     KEEFE, BRUYETTE & WOODS, INC.
     COCHRAN, CARONIA & CO.
     as Representatives of the several Underwriters
     c/o Friedman, Billings, Ramsey & Co., Inc.
     1001 19th Street North
     Arlington, Virginia  22209

     Dear Sirs:

               SeaBright Insurance Holdings, Inc., a Delaware corporation (the "Company"), and certain stockholders of the Company listed on Schedule I hereto (the "Selling Stockholders"), each confirms its agreement with each of the Underwriters listed on Schedule II hereto (collectively the "Underwriters"), for whom Friedman, Billings, Ramsey & Co., Inc., Piper Jaffray & Co., Keefe, Bruyette & Woods, Inc. and Cochran, Caronia & Co. are acting as Representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Company and the Selling Stockholders of an aggregate 6,400,000 shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock") in the respective numbers of shares set forth opposite the names of the Company and each such Selling Stockholder in
     Schedule I hereto (the "Initial Shares"), and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of the Underwriters in
     Schedule II hereto, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of 960,000 additional shares of Common Stock to cover over-allotments, if any, from the Company and the Selling Stockholders, in the respective numbers of shares of Common Stock set forth opposite the names of the Company and the Selling Stockholders in
     Schedule I hereto (the "Option Shares"), to the Underwriters, acting severally and not jointly, in the respective numbers of shares of Common Stock set forth opposite the names of the Underwriters in Schedule II hereto. The Initial Shares and all or any part of the Option Shares of Common Stock subject to the option described in Section l(b) hereof are hereinafter called, collectively, the "Shares."

               The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Underwriting Agreement (the "Agreement") has been executed and delivered.

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               The Company has filed with the Securities and Exchange Commission
     (the "Commission"), a registration statement on Form S-1 (No. 333-130902) and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations").
     The Company has prepared and filed such amendments to the registration statement and such amendments or supplements to the related preliminary prospectus as may have been required to the date hereof, and will file such additional amendments or supplements as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement, as amended at the time it was declared effective by the Commission (and, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), such registration statement as so amended) and including all information deemed to be a part of the registration statement pursuant to incorporation by reference, Rule 430A of the Securities Act Regulations or otherwise, is hereinafter called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The preliminary prospectus dated January 17, 2006 relating to the Shares, as filed with the Commission and as amended and supplemented prior to the date of the Prospectus, is hereinafter called the "Preliminary Prospectus." The term "Prospectus" means the final prospectus, as first filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto.

               The Commission has not issued any order preventing or suspending the use of the Preliminary Prospectus.

               The term "Disclosure Package" means (i) the Preliminary Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein), (ii) the Issuer Free Writing Prospectuses (as defined below), if any, identified in Schedule III hereto, and (iii) any other Free Writing Prospectus (as defined below) that the parties hereto shall hereafter expressly agree to treat as part of the Disclosure Package.

               The term "Issuer Free Writing Prospectus" means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act Regulations. The term "Free Writing Prospectus" means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations.

               The Company, each of the Selling Stockholders and the Underwriters (as applicable) agree as follows:

1.   Sale and Purchase:

     (a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock of


                                      -2-

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     $_____, the Company and the Selling Stockholders, severally and not jointly, agree to sell to the Underwriters the Initial Shares as set forth on Schedule I opposite such party's name, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders the number of Initial Shares set forth in Schedule II opposite such Underwriter's name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

     (b) Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock set forth in paragraph (a) above, the Company and each Selling Stockholder, severally and not jointly, hereby grants an option to the Underwriters, acting severally and not jointly, to purchase all or any part of the Option Shares as set forth on Schedule I opposite such party's name, plus any additional number of Option Shares which each such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time within such 30-day period only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representatives to the Company and the Selling Stockholders setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (an "Option Closing Time") shall be determined by the Representatives, but shall not be later than three full business days (or earlier than two full business days, without the consent of the Company and the Selling Stockholders) after the exercise of such option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Shares, the Company and each Selling Stockholder will sell that number of Option Shares then being purchased and each of the Underwriters, acting severally and not jointly, will purchase the number of Option Shares that bear the same proportion to the total number of Option Shares then being purchased as the number of Initial Shares set forth in Schedule I opposite the name of the Company or such Selling Stockholder bears to the total number of Initial Shares, and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in
     Schedule II opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

2.   Payment and Delivery

     (a) Initial Shares. The Initial Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as


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     the Representatives may request upon at least forty-eight hours' prior notice to the Company and the Selling Stockholders shall be delivered by or on behalf of the Company and the Selling Stockholders to the Representatives, including, at the option of the Representatives, through the facilities of The Depository Trust Company (the "DTC") for the account of such Underwriters against payment by or on behalf of such Underwriters of the purchase price therefor by wire transfer of federal (same-day) funds to the account specified to the Representatives by the Company and each of the Selling Stockholders upon at least forty-eight hours' prior notice. The Company will cause the certificates representing the Initial Shares to be made available for checking and packaging not later than 1:00 p.m. New York City time on the business day prior to the Closing Time (as defined below) with respect thereto at the office of the Representatives, 1001 19th Street North, Arlington, Virginia 22209, or at the office of DTC or its designated custodian, as the case may be (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (fourth, if the determination of the purchase price of the Initial Shares occurs after 4:00 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the Representatives, the Selling Stockholders and the Company). The time and date at which such delivery and payment are actually made is hereinafter called the "Closing Time." The closing shall take place at the offices of Lord, Bissell & Brook LLP, 111 South Wacker Drive, Chicago, Illinois 60606, or such other place as the Company and the Representatives may agree.

     (b) Option Shares. Any Option Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company and the Selling Stockholders shall be delivered by or on behalf of the Company and the Selling Stockholders to the Representatives, including, at the option of the Representatives, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the respective accounts specified to the Representatives by the Company and each of the Selling Stockholders, upon at least forty-eight hours' prior notice. The Company will cause the certificates representing the Option Shares to be made available for checking and packaging at least twenty-four hours prior to the Option Closing Time with respect thereto at the Designated Office. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representatives in the notice given by the Representatives to the Company and the Selling Stockholders of the Underwriters' election to purchase such Option Shares or on such other time and date as the Company, the Selling Stockholders and the Representatives may agree upon in writing.

3.   Representations and Warranties of the Company:

          The Company represents and warrants to the Underwriters as of the date hereof, the Initial Sale Time (as defined below), as of the Closing Time and as of any Option Closing Time (if any), and agrees with each Underwriter, that:

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     (a) the Company has an authorized capitalization as set forth both in the
     Prospectus and the Disclosure Package; the outstanding shares of capital stock of the Company and each subsidiary of the Company (each, a "Subsidiary") have been duly and validly authorized and issued and are fully paid and non-assessable, and all of the outstanding shares of capital stock of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company; except as disclosed in both the Prospectus and the Disclosure Package, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary,
     (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options; the description of the Company's stock option and stock purchase plans and the options or other rights granted and exercised thereunder set forth in the Prospectus accurately and fairly presents in all material respects the information required by the Securities Act and the Securities Act Regulations to be shown with respect to such plans, options and rights;

     (b) each of the Company and the Subsidiaries (all of which are named in Exhibit 21 to the Registration Statement) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective businesses as described in each of the Registration Statement, the Prospectus and the Disclosure Package, and, in the case of the Company, to execute and deliver this Agreement and to consummate the transactions contemplated herein;

     (c) each of the Company and the Subsidiaries is duly qualified or licensed and is in good standing in each jurisdiction in which it conducts its respective business or in which it owns or leases real property or otherwise maintains an office and in which the failure, individually or in the aggregate, to be so qualified or licensed would not reasonably be expected to have a material adverse effect on the assets, business, operations, earnings or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole (any such effect or change, where the context so requires, is hereinafter called a "Material Adverse Effect" or "Material Adverse Change"); each Subsidiary holds such licenses, certificates, permits, consents, orders, approvals and other authorizations from governmental authorities (including, without limitation, from the insurance regulatory agencies of the various jurisdictions where it conducts business) ("Permits") and has made all necessary filings required under any federal, state or local law, regulation or rule and has obtained all necessary authorizations, consents and approvals from other persons required in order to conduct its respective business as described in both the Prospectus and the Disclosure Package, except where the failure to hold any such Permit or make such filings required under any federal, state or local law, regulation or rule or obtain such authorizations, consents and approvals from other persons would not reasonably be expected to result in a Material Adverse Effect; each such Permit is valid and in full force and effect, except where the failure of such Permit to be valid or in full force and effect

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     would not reasonably be expected to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any written notice regarding or alleging a violation of or default under or revocation of any Permit or a violation of any federal, state or local law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which, in each case, would reasonably be expected to result in a Material Adverse Effect; except as disclosed in both the Prospectus and the Disclosure Package, the authority of each Subsidiary to write or produce the classes and lines of insurance authorized by such Permit is unrestricted and no such Permit contains a materially burdensome restriction that is not adequately disclosed in both the Prospectus and the Disclosure Package; neither the Company nor any of the Subsidiaries is a party to any agreement, formal or informal, with any regulatory official or other person limiting the ability of the Company or any Subsidiary of the Company from making full use of the Permits issued to it; except as disclosed in both the Prospectus and the Disclosure Package, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary; other than as disclosed in both the Prospectus and the Disclosure Package, the Company does not own, directly or indirectly, more than 5% of any capital stock or other equity securities of any other corporation or any ownership interest of more than 5% in any partnership, joint venture or other association;

     (d) the Company and each Subsidiary is in compliance with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates, except where such non-compliance, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

     (e) except as disclosed in both the Prospectus and the Disclosure Package, the Company and SeaBright Insurance Company ("SBIC") have made no material change in their insurance reserving practices since December 31, 2004;

     (f) all reinsurance treaties and arrangements to which the Company or any Subsidiary is a party are in full force and effect and neither the Company nor any Subsidiary is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except where the failure of such reinsurance treaties and arrangements to be in full force and effect or where such violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither the Company nor any Subsidiary has received any written notice from any of the other parties to such treaties, contracts or agreements, or otherwise has knowledge, that such other party will be unable to perform such treaty or arrangement except to the extent adequately and properly reserved for in the audited historical financial statements of the Company included in both the Prospectus and the

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     Disclosure Package, except where such nonperformance would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

     (g) the statutory financial statements of SBIC from which certain ratios and other statistical data filed as part of the Registration Statement, the Prospectus and the Disclosure Package have been derived have been prepared for each relevant period in conformity with statutory accounting principles or practices required or permitted by the National Association of Insurance Commissioners, the Illinois Department of Financial and Professional Regulation - Division of Insurance and the California Department of Insurance, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto, and present fairly in all material respects the statutory financial position of SBIC as of the dates thereof, and the statutory basis results of operations of SBIC for the periods covered thereby;

     (h) neither the Company nor any Subsidiary is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective organizational documents, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties is bound, except for such breaches or defaults which would not have a Material Adverse Effect;

     (i) the execution, delivery and performance of this Agreement, and consummation of the transactions contemplated herein will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under): (i) any provision of the organizational documents of the Company or any Subsidiary, (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, (iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, or (iv) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or the Subsidiaries; except in the case of clause
     (ii), (iii) and (iv) for such breaches, defaults, liens, charges, claims or encumbrances that would not reasonably be expected to have a Material Adverse Effect;

     (j) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 11 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;


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     (k) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required to be obtained by the Company or any of its Subsidiaries in connection with the Company's execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein, and its sale and delivery of the Shares, other than
     (A) such as have been obtained, or will have been obtained at the Closing Time or the relevant Option Closing Time, as the case may be, under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (B) such approvals as have been obtained in connection with the approval of the listing of the Shares on the Nasdaq National Market and (C) any necessary qualifications under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

     (l) the Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company are threatened by the Commission, and the Company has complied to the Commission's satisfaction with any request on the part of the Commission for additional information;

     (m) the Preliminary Prospectus when filed and the Registration Statement as of each effective date and as of the date hereof complied or will comply, and the Prospectus and any further amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, comply, in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

     (n) the Registration Statement, as of its effective date and as of the date hereof, did not and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date, the date hereof and at the Closing Time and on each Option Closing Time (if any), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use therein (that information being limited to that described in the penultimate sentence of the first paragraph of Section 11(c) hereof);

     (o) as of the date hereof, the Company (i) is subject to the requirement to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act,
     (ii) has filed all reports and other materials required to be filed by Sections 13(a), 14 or 15(d) of the Exchange Act

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     during the preceding 12 months (or for such shorter period that the Company was required to file such reports and materials), (iii) has filed an Annual Report on Form 10-K required under Section 13(a) or 15(d) under the Exchange Act for its fiscal year ended December 31, 2004; (iii) is not (a) a blank check company as defined in Rule 419(a)(2), (b) a shell company, other than a business combination related shell company, each as defined in Rule 405, or (c) a registrant for an offering of penny stock as defined in Rule 3a51-1 of the Exchange Act Regulations, and (iv) makes its periodic and current reports filed pursuant to Section 13 or Section 15(d) of the Exchange Act readily available and accessible on a web site maintained by or for the Company and containing information about the Company; and any further documents so filed or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as applicable, will conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, or the Exchange Act and the Exchange Act Regulations, as applicable, and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (p) as of ___:00 pm (Eastern time) January 26, 2006 (the "Initial Sale Time"), the Disclosure Package did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, the Disclosure Package will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; as of its issue date or date of first use and at all subsequent times through the Initial Sale Time, each Issuer Free Writing Prospectus did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, each such Issuer Free Writing Prospectus will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Disclosure Package in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use therein (that information being limited to that described in the penultimate sentence of the first paragraph of Section 11(c) hereof);

     (q) each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement;

     (r) the Company is eligible to use Free Writing Prospectuses in connection with this offering pursuant to Rules 164 and 433 under the Securities Act; any Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act Regulations has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the Securities Act Regulations; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act Regulations or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

     (s) except for the Issuer Free Writing Prospectuses identified in Schedule III hereto, and any electronic road show relating to the public offering of shares contemplated herein, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representatives, prepare, use or refer to, any Free Writing Prospectus;

     (t) the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectuses (to the extent any such Issuer Free Writing Prospectus was required to be filed with the Commission) delivered to the Underwriters for use in connection with the public offering of the Shares contemplated herein have been and will be identical to the versions of such documents transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T or Rule 424 of the Securities Act Regulations;

     (u) the Company filed the Registration Statement with the Commission before using any Issuer Free Writing Prospectus;

     (v) except as disclosed in the prospectus, there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which would reasonably be expected to result in a judgment, decree, award or order having a Material Adverse Effect;

     (w) the consolidated financial statements of the Company and the combined financial statements of Eagle Pacific Insurance Company, Pacific Eagle Insurance Company and PointSure Insurance Services, Inc. (which are collectively referred to as "Predecessor"), in each case including the notes thereto, included in each of the Registration Statement, the Prospectus and the Disclosure Package present fairly in all material respects the consolidated and combined financial position of the Company and the Predecessor, respectively, as of the dates indicated and the consolidated and combined results of operations and changes in financial position and cash flows of the Company and the Predecessor, respectively, for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; the financial statement schedules included in the Registration Statement and the amounts in both the Prospectus and the Disclosure Package under the captions "Prospectus Summary - Summary Financial Information," "Unaudited Pro Forma Financial Information" and "Selected Financial Information" fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in each of the Registration Statement, the Prospectus and the Disclosure Package;

     (x) KPMG LLP, whose reports on the consolidated financial statements of the Company and the Subsidiaries are filed with the Commission as part of each of the Registration Statement, the Prospectus and the Disclosure Package, is and was during the periods covered by its reports, independent public accountants as required by the Securities Act and the Securities Act Regulations and registered with the Public Company Accounting Oversight Board, and their appointment has been ratified by the Audit Committee of the Company's board of directors, which is comprised entirely of independent directors as defined under the applicable standards of the Nasdaq Stock Market and the applicable rules and regulations of the Commission;

     (y) subsequent to the respective dates as of which information is given in each of the Registration Statement, the Prospectus and the Disclosure Package, and except as may be otherwise stated in such documents, there has not been (A) any Material Adverse Change or any development that would reasonably be expected to result in a Material Adverse Change, whether or not arising in the ordinary course of business, (B) any transaction or agreement in principle that is material to the Company and the Subsidiaries taken as a whole, entered into by the Company or any of the Subsidiaries,
     (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that is material to the Company and Subsidiaries taken as a whole or (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

     (z) the Shares conform in all material respects to the description thereof contained in the Registration Statement, the Prospectus and the Disclosure Package;

     (aa) except as described in both the Prospectus and the Disclosure Package, there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act;

     (bb) the Shares to be issued and sold by the Company have been duly authorized and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or under any agreement to which the Company or any Subsidiary is a party or otherwise that is not described in the Prospectus; and no further approval or authority of the stockholders or the board of directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein;

     (cc) the Shares have been approved for listing on the Nasdaq National Market, subject only to official notice of issuance; the Company has taken all necessary actions to ensure that at the time Nasdaq shall have approved the Shares for inclusion, it will be in compliance with all applicable corporate governance requirements set forth in the NASD's Nasdaq Marketplace Rules that are then in effect;

     (dd) the Company has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

     (ee) neither the Company nor any of its affiliates (i) is required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act, or the rules and regulations thereunder (the "Exchange Act Regulations"), or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the By-Laws and the applicable rules of the National Association of Securities Dealers, Inc. (the "NASD")) any member firm of the NASD, other than certain affiliates of Summit Partners, which hold not more than 19% of the outstanding common stock of optionsXpress Holdings, Inc. and not more than a 7% interest in Liquidnet, Inc.;

     (ff) the Company has not relied upon the Representatives or legal counsel for the Representatives for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

     (gg) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, any applicable requirements of the organizational documents of the Company and the requirements of the Nasdaq National Market;

     (hh) neither the Company nor the Subsidiaries own any real property. The Company and the Subsidiaries have good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in both the Prospectus and the Disclosure Package, or such as would not reasonably be expected to have a Material Adverse Effect; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in both the Prospectus and the Disclosure Package or would not reasonably be expected to have a Material Adverse Effect;

     (ii) the descriptions in each of the Registration Statement, the Prospectus and the Disclosure Package of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly in all material respects the information required to be described by the Securities Act or by the Securities Act Regulations; all agreements between the Company or one or more of its Subsidiaries and third parties expressly referenced in both the Prospectus and the Disclosure Package have been duly authorized, executed and delivered by the Company or one or more of its Subsidiaries and are legal, valid and binding obligations of the Company or one or more of its Subsidiaries, enforceable in accordance with their respective terms, except where the failure of any such agreement to be duly authorized, executed and delivered would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles; such contracts are in full force and effect on the date hereof except where the failure of any such contracts to be in full force and effect would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any other party thereto, is in breach of or default under any of such contracts, except for such breaches or defaults that would not result in a Material Adverse Change;

     (jj) the Company and each Subsidiary owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively "Intangibles") necessary to entitle the Company and each Subsidiary to conduct its business as described in both the Prospectus and the Disclosure Package, and neither the Company, any Selling Stockholder nor any Subsidiary has received notice of infringement of or conflict with (and the Company does not know of any such infringement of or conflict with) asserted rights of others with respect to any Intangibles which would have a Material Adverse Effect;

     (kk) (x) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a 15(e) under the Exchange
     Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the last fiscal period covered by the Registration Statement, and (iii) are effective in all material respects to perform the functions for which they were established, and (y) the Company is not aware of (a) any significant deficiency or material weakness in the design or operation of its internal controls over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information to management and the Board of Directors, or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting. Since the most recent evaluation of the Company's disclosure controls and procedures described above, there have been no significant changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting;

     (ll) the Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

     (mm) each of the Company and the Subsidiaries has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, each of which has been true and correct in all material respects, and has paid all taxes shown as due thereon; and no tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, would reasonably be expected to have a Material Adverse Effect;

     (nn) each of the Company and the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect, it being understood that no representation is made in this subsection (nn) as to the reinsurance obtained by the Company or the Subsidiaries;

     (oo) neither the Company nor any of the Subsidiaries is in violation, or has received notice, of any violation with respect to any applicable environmental, safety or similar law applicable to the business of the Company or any of the Subsidiaries; the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and the Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, individually or in the aggregate, result in a Material Adverse Change;

     (pp) neither the Company nor any Subsidiary is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours law, nor any applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder, the violation of any of which would reasonably be expected to have a Material Adverse Effect;

     (qq) neither the Company nor any of the Subsidiaries nor any officer or director purporting to act on behalf of the Company or any of the Subsidiaries has at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law; (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law; (iii) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries;

     (rr) there are no outstanding loans or advances or material guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the executive officers or directors of the Company or any of the Subsidiaries or any of the members of the families of any of them;

     (ss) all securities issued by the Company, any of the Subsidiaries or any trusts established by the Company or any Subsidiary, have been issued and sold in compliance with (i) all applicable federal and state securities laws, (ii) the laws of the applicable jurisdiction of incorporation of the issuing entity and, (iii) to the extent applicable to the issuing entity, the requirements of the Nasdaq National Market;

     (tt) in connection with this offering, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act or the Securities Act Regulations, and the Company has not distributed and will not distribute any offering material in connection with the offer and sale of the Shares except for the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or the Registration Statement;

     (uu) except as otherwise contemplated by this Agreement, the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated;

     (vv) no relationship, direct or indirect, exists and no transaction has occurred between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement and the Prospectus and which is not so described;

     (ww) neither the Company nor any of the Subsidiaries is or, after giving effect to the offering and sale of the Shares, will be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

     (xx) there are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or any of the Subsidiaries which are likely to have individually or in the aggregate a Material Adverse Effect; and

     (yy) the Company, the Subsidiaries and any of the officers and directors of the Company and the Subsidiaries, in their capacities as such, are, and at the Closing Time and any Option Closing Time will be, in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

4.   Representations and Warranties of the Selling Stockholders:

          Each Selling Stockholder, severally and not jointly, represents and warrants to the Underwriters that:

     (a) such Selling Stockholder has full power and authority to enter into this Agreement. All authorizations and consents necessary for the execution and delivery by such Selling Stockholder of this Agreement have been given. This Agreement has been duly authorized, executed and delivered by such Selling Stockholder and constitutes a valid and binding agreement of such Selling Stockholder and is enforceable against such Selling Stockholder in accordance with the terms thereof and hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 11 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

     (b) such Selling Stockholder now has, and at the Closing Time or the applicable Option Closing Time will have, (i) good and marketable title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the letter of instruction ("Letter of Instruction") delivered to the Transfer Agent with respect to the transfer of the Shares pursuant to the offering), and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver such Shares to the Underwriters hereunder and to comply with its other obligations hereunder;

     (c) assuming each Underwriter acquires its interest in the Shares to be sold by such Selling Shareholder without notice of any adverse claim (within the meaning of the Uniform Commercial Code as in effect in the State of New York (the "UCC")) and such Underwriter has paid the purchase price for such Shares and has had such Shares credited to the securities account of such Underwriter or a security intermediary (as defined in Section 8-102(14) of the UCC) on behalf of such Underwriter maintained with the Depository Trust Company, then such Underwriter will have acquired a securities entitlement (as defined in Section 8-102(a)(17) of the UCC) to such Shares purchased by such Underwriter and no action based on an adverse claim to such securities credited to such account, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be asserted against such Underwriter;

     (d) the performance of this Agreement and the consummation of the transactions contemplated herein will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the organizational documents of the Selling Stockholder, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Selling Stockholder is a party or by which it or its properties may be bound or affected, or (iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Selling Stockholder, solely with respect to this clause
     (ii) or (iii) which would have a material adverse effect on the Selling Stockholder; or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Selling Stockholder;

     (e) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the Selling Stockholder's execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein, and its sale and delivery of the Shares, other than (i) such as have been obtained, or will have been obtained at the Closing Time or the relevant Option Closing Time, as the case may be, under the Securities Act and the Exchange Act, (ii) such approvals as have been obtained in connection with the approval of the listing of the Shares on the Nasdaq National Market and (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

     (f) such Selling Stockholder is not prompted to sell Shares by any material information concerning the Company which is not set forth in the Registration Statement, the Prospectus or the Disclosure Package;

     (g) all material information with respect to such Selling Stockholder furnished by or on behalf of such Selling Stockholder in each of the Registration Statement, the Prospectus and the Disclosure Package (as amended or supplemented, if the Company shall have filed with the Commission any amendment or supplement thereto) complied and will comply in all material respects with all applicable provisions of the Securities Act and the Securities Act Regulations; the Registration Statement, the Preliminary Prospectus and the Prospectus, as amended and supplemented, contain and will contain all statements of material fact with respect to such Selling Stockholder required to be stated therein in accordance with the Securities Act and the Securities Act Regulations; the Registration Statement, as amended, does not and will not contain an untrue statement of a material fact with respect to such Selling Stockholder or omit to state a material fact with respect to such Selling Stockholder required to be stated therein or necessary in order to make the statements therein not misleading; and the Prospectus and the Disclosure Package, as amended and supplemented, does not and will not contain an untrue statement of a material fact with respect to such Selling Stockholder or omit to state a material fact with respect to such Selling Stockholder required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (h) such Selling Stockholder has not distributed and will not distribute any Free Writing Prospectus, preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares; except for any such distribution to which the Representatives have consented in advance; and such Selling Stockholder has not taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result in, under the Securities Act, the Securities Act Regulations or otherwise, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

     (i) certificates in negotiable form for the Shares to be sold hereunder by such Selling Stockholder have been or will be delivered to the Transfer Agent with the Letter of Instruction;

     (j) such Selling Stockholder has not relied upon the Representatives or legal counsel for the Representatives for any legal, tax or accounting advice in connection with the offering and sale of the Shares to be sold by it;

     (k) such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as are described in both the Prospectus and the Disclosure Package under "Shares Eligible for Future Sale";

     (l) such Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Stockholders to the Underwriters pursuant to this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement, the Prospectus and the Disclosure Package; and

     (m) except for the investment of the Selling Stockholders and/or their affiliates in optionsXpress Holdings, Inc. and Liquidnet, Inc. and as otherwise disclosed to the Underwriters in writing, such Selling Stockholder is not a member of or an affiliate of or associated with any member of the NASD (within the meaning of Article 1 of the By-Laws and the applicable rules of the NASD).

5.   Certain Covenants by the Company:

          The Company hereby agrees with each Underwriter:

     (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representatives may designate and to maintain such qualifications in effect as long as requested by the Representatives for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation, to subject itself to taxation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares);

     (b) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as reasonably practicable and will advise the Representatives promptly and, if requested by the Representatives, will confirm such advice in writing, when such post-effective amendment has become effective;

     (c) to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act not later than 12:00 noon (New York City time), on the business day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 12:00 noon (New York City time) on the second business day following the execution and delivery of this Agreement, or on such other day as the parties may mutually agree, to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the versions created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T and Rule 424 of the Securities Act Regulations;

     (d) to furnish a copy of each proposed Free Writing Prospectus to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives prior to referring to, using or filing with the Commission any Free Writing Prospectus pursuant to Rule 433(d) under the Securities Act, other than the Issuer Free Writing Prospectuses, if any, identified in Schedule III hereto;

     (e) to comply with the requirements of Rules 164 and 433 of the Securities Act Regulations applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission, legending and record keeping, as applicable;

     (f) to advise the Representatives promptly and (if requested by the Representatives) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations;

     (g) to advise the Representatives immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or for additional information with respect thereto, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible, (iii) any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement, or (iv) if the Company becomes subject to a proceeding under
     Section 8A of the Securities Act in connection with the public offering of Shares contemplated herein; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement, the Prospectus or the Disclosure Package and to file no such amendment or supplement to which the Representatives shall reasonably object;

     (h) to furnish to the Underwriters for a period of three years from the date of this Agreement (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common Stock, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, the Nasdaq National Market or any securities exchange and (iii) such other non-confidential information concerning the business and financial condition of the Company as the Underwriters may reasonably request regarding the Company and the Subsidiaries; provided that the Company shall not be required to furnish reports, communications or information that are otherwise available on EDGAR or other publicly available electronic means;

     (i) to advise the Underwriters promptly of the happening of any event or development known to the Company within the time during which a Prospectus relating to the Shares(or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is required to be delivered under the Securities Act Regulations which, in the judgment of the Company or in the reasonable opinion of the Representatives or counsel for the Underwriters, (i) would require the making of any change in the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) as a result of which any Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Shares, or (iii) if it is necessary at any time to amend or supplement the Prospectus or the Disclosure Package to comply with any law and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company's own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representatives may from time to time reasonably request of an appropriate amendment or supplement to the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when it (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is so delivered, be misleading or, in the case of any Issuer Free Writing Prospectus, conflict with the information contained in the Registration Statement, or so that the Prospectus or the Disclosure Package will comply with the law;

     (j) to file promptly with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus that may, in the judgment of the Company or in the reasonable opinion of the Representatives, be required by the Securities Act or requested by the Commission;

     (k) prior to filing with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and not to file any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus to which the Representatives reasonably object in writing;

     (l) to furnish promptly to each Representative a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein);

     (m) to apply the net proceeds of the sale of the Shares in accordance with its statements under the caption "Use of Proceeds" in the Prospectus and the Disclosure Package and in a manner such that the Company will not become an "investment company" as that term is defined in the Investment Company Act;

     (n) to make generally available to its security holders and to the Representatives as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations) covering a period of 12 months beginning after the effective date of the Registration Statement;

     (o) to use its best efforts to maintain the listing of the Shares on the Nasdaq National Market and to file with the Nasdaq National Market all documents and notices required thereby of companies that have securities for which quotations are reported by the Nasdaq National Market;

     (p) to maintain, at its expense, a registrar and transfer agent for the Shares;

     (q) except with respect to the Shares to be sold hereunder, during the period commencing on the date hereof and ending on the 90-day anniversary of the date of the Prospectus, (1) not to offer, pledge, sell, contract to sell, sell any option or contract to purchase, not to purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for any shares of Common Stock (whether such shares or any such securities are now owned by the undersigned or are hereafter acquired), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that notwithstanding the foregoing, the Company shall be permitted to grant options to purchase Common Stock or issue shares of restricted stock or other equity-based awards pursuant to the Company's benefit and equity incentive plans described in the Registration Statement, and may issue shares of Common Stock upon the exercise of outstanding options, provided that in the event any holder of such shares would become a 1% or greater stockholder as a result of such issuance, the Company shall cause such holder to furnish the Representatives a letter substantially similar to Exhibit A hereto;

     (r) not to, and to use its best efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company;

     (s) to cause each Selling Stockholder, executive officer and director of the Company to furnish to the Representatives, prior to the Initial Sale Time, a letter or letters, substantially in the form of Exhibit A hereto;

6.   Certain Covenants by each Selling Stockholder:

          Each Selling Stockholder hereby agrees with each Underwriter:

     (a) to deliver to the Representatives prior to the Closing Time a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person, within the meaning of the Code) or Form W-9 (if the Selling Stockholder is a United States person, within the meaning of the Code);

     (b) to furnish to the Representatives, prior to the Initial Sale Time, a letter or letters, substantially in the form of Exhibit A hereto;

     (c) if, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus and the Disclosure Package has been completed, as determined by the Representatives, any information provided by or on behalf of such Selling Stockholder to the Company or the Underwriters becomes incorrect, such Selling Stockholder will promptly notify the Company and the Representatives so that the Company may, if necessary, prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to the Representatives) that will correct such information; and

     (d) such Selling Stockholder agrees to deliver to the Company or the Underwriters such documentation as the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions of this Agreement; and

     (e) to not prepare or have prepared on its behalf or use or refer to any Free Writing Prospectus in connection with the offer or sale of the Shares.

7.   Payment of Expenses:

     (a) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state and foreign laws that the Company and the Representatives have mutually agreed are appropriate and the determination of their eligibility for investment under such laws as aforesaid, including the legal fees and filing fees and other disbursements of counsel for the Underwriters assuming that the Common Stock is approved for listing on the Nasdaq National Market, and the printing and furnishing of copies of any blue sky or foreign securities law surveys or legal investment surveys to the Underwriters and to dealers; (v) filing for review of the public offering of the Shares by the NASD (including the filing fees and other disbursements of counsel for the Underwriters relating thereto), (vi) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (vii) the fees and expenses incurred in connection with the inclusion of the Shares for listing on the Nasdaq National Market, (viii) the cost and expenses of making road show presentations with respect to the offering of the Shares (but excluding the costs and expenses of travel and accommodations for the Underwriters); and (ix) the performance of the Company's other obligations hereunder. Upon the request of the Representatives, the Company will provide funds in advance for filing fees.

     (b) If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement to be fulfilled by it, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company also shall reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (such as printing, facsimile, courier service, direct computer expenses, accommodations, travel and the fees and disbursements of Underwriters' counsel and any other advisors, accountants, appraisers, etc.) reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein.

8.   Conditions of the Underwriters' Obligations:

     (a) The obligations of the Underwriters hereunder to purchase Shares at the Closing Time or on each Option Closing Time, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company hereunder on the date hereof and at the Closing Time and on each Option Closing Time, as applicable, the performance by the Company of its obligations hereunder and the satisfaction of the following further conditions at the Closing Time or on each Option Closing Time, as applicable:

     (b) The Company shall furnish to the Underwriters at the Closing Time and on each Option Closing Time an opinion of D. Drue Wax, General Counsel for the Company and the Subsidiaries, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and in form and substance reasonably satisfactory to Lord, Bissell & Brook LLP, counsel for the Underwriters, in substantially the form attached.

     (c) The Company shall furnish to the Underwriters at the Closing Time and on each Option Closing Time an opinion of Kirkland & Ellis LLP, counsel for the Company and the Subsidiaries, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and in form and substance reasonably satisfactory to Lord, Bissell & Brook LLP, counsel for the Underwriters, in substantially the form attached.

     (d) Each Selling Stockholder shall furnish to the Underwriters at the Closing Time and on each Option Closing Time an opinion of counsel for the Selling Stockholders reasonably satisfactory to the Underwriters, addressed to the Underwriters and dated the Option Closing Time of the Shares, in form and substance satisfactory to Lord, Bissell & Brook LLP, counsel for the Underwriters, in substantially the form attached.

     (e) On the date of this Agreement and at the Closing Time and each Option Closing Time (if applicable), the Representatives shall have received from KPMG LLP letters dated the respective dates of delivery thereof and addressed to the Representatives, in form and substance satisfactory to the Representatives, containing statements and information of the type specified in AU Section 634 "Letters for Underwriters and Certain other Requesting Parties" issued by the American Institute of Certified Public Accountants with respect to the financial statements, including any pro forma financial statements, and certain financial information of the Company and the Subsidiaries included in the Registration Statement, the Prospectus and the Disclosure Package, and such other matters customarily covered by comfort letters issued in connection with registered public offerings; provided, that the letters delivered at the Closing Time and each Option Closing Time (if applicable) shall use a "cut-off" date no more than three business days prior to such Closing Time or such Option Closing Time, as the case may be.

          In the event that the letters referred to above set forth any change in the capital stock, increase in long-term debt or any decreases in stockholders' equity, operating income or net income of the Company, it shall be a further condition to the obligations of the Underwriters that
     (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement.

     (f) The Representatives shall have received at the Closing Time and on each Option Closing Time the favorable opinion of Lord, Bissell & Brook LLP, dated the Closing Time or such Option Closing Time, addressed to the Representatives and in form and substance satisfactory to the Representatives.

     (g) No amendment or supplement to the Registration Statement, the Prospectus or any document in the Disclosure Package shall have been filed to which the Underwriters shall have objected in writing prior to its filing unless such objection has been withdrawn.

     (h) Prior to the Closing Time and each Option Closing Time (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any document in the Disclosure Package shall have been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) the Company shall have responded to all comments of the Commission to the Registration Statement to the reasonable satisfaction of the Representatives; (iii) the Registration Statement or any amendment thereto, in each case as of their respective effective dates, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iv) the Prospectus and the Disclosure

     Package, and any amendment or supplement thereto, as of the applicable filing dates and at the Closing Time and each Option Closing Time, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (i) All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such Rule.

     (j) Between the time of execution of this Agreement and the Closing Time or the relevant Option Closing Time, there shall not have been any Material Adverse Change and no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries, in each case, which in the Representatives' sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement.

     (k) The Shares shall have been approved for inclusion in the Nasdaq National Market.

     (l) The NASD shall have confirmed in writing that it has decided to raise no objection with respect to the fairness and reasonableness of the underwriting terms and arrangements and shall not have raised any such objection after the date of such confirmation.

     (m) The Representatives shall have received lock-up agreements from each Selling Stockholder, executive officer and director, in the form of Exhibit A attached hereto, and such letter agreements shall be in full force and effect.

     (n) The Company will, at the Closing Time and on each Option Closing Time, deliver to the Underwriters a certificate of its Chief Executive Officer and Chief Financial Officer to the effect that:

          (i) the representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the date of such certificate, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date of such certificate; and

          (ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act; and

          (iii) subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, there has not been any change in the capital stock or increase in the outstanding indebtedness of the Company or any Subsidiary that is material to the Company and the Subsidiaries considered as one enterprise.

     (o) Each Selling Stockholder will, at the Closing Time and on each Option Closing Time, deliver to the Underwriters a certificate, to the effect that:

          (i) the representations and warranties of such Selling Stockholder set forth in this Agreement are true and correct as of such date; and

          (ii) such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the date hereof.

     (p) The Company and the Selling Stockholders, as applicable, shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Prospectus and the Disclosure Package, the representations, warranties and statements of the Company contained herein, the performance by the Company and the Selling Stockholders of their respective covenants contained herein, and the fulfillment of any conditions contained herein, as of the Closing Time or any Option Closing Time, as the Underwriters may reasonably request.

9.   Termination:

          The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, at any time prior to the Closing Time or any Option Closing Time, (i) if any of the conditions specified in Section 8 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, the Prospectus or the Disclosure Package, any (A) Material Adverse Change, (B) development involving a prospective Material Adverse Change other than as set forth or contemplated in the Preliminary Prospectus and the Prospectus, the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Shares or enforce contracts for the sale of the Shares, or (C) material change in management of the Company or any Subsidiary, whether or not arising in the ordinary course of business, or (iii) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions the effect of which on the United States financial markets is such as to make it, in the judgment of the Representatives, impracticable to market the Shares or enforce contracts for the sale of the Shares, or
     (iv) if trading in any securities of the Company has been suspended by the Commission or by the Nasdaq National Market, or if trading generally on the New York Stock Exchange or in the Nasdaq over-the-counter market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or the over-the-counter market or by order of the Commission or any other governmental authority, or (v) if there has been any downgrade in the ratings of the Company or its Subsidiaries by A.M. Best Company, or
     (vi) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of the Representatives, materially adversely affects or will materially adversely affect the business or operations of the Company.

          If the Representatives elect to terminate this Agreement as provided in this Section 9, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile or e-mail.

          If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 7 and 11 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 11 hereof) or to one another hereunder.

10.  Increase in Underwriters' Commitments:

          If any Underwriter shall default at the Closing Time or on a Option Closing Time in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representatives shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the "Defaulted Shares"). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representatives may terminate this Agreement by notice to the Company, without liability of any party (other than any defaulting underwriter) to any other party except that the provisions of Sections 7 and 11 hereof shall at all times be effective and shall survive such termination.

          Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the approval of the Representatives).

          If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Option Closing Time for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

          The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 10 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

11.  Indemnity and Contribution by the Company, the Selling Stockholders and the
     Underwriters:

     (a) The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any failure on the part of the Company to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (B) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or part thereof), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus (the term Prospectus for the purpose of this Section 11 being deemed to include the Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), (C) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (domestic or foreign) in order to qualify the Shares under the securities or blue sky laws thereof or filed with the NASD or the Nasdaq Stock Market (each an "Application"), (D) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement or necessary to make the statements made therein not misleading, or (E) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representatives to the

     Company expressly for use in such Registration Statement, Prospectus or Application. The indemnity agreement set forth in this Section 11(a) shall be in addition to any liability which the Company may otherwise have.

          If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to subsection (a) above, such Underwriter shall promptly notify the Company in writing of the institution of such action, and the Company shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company will not relieve the Company of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or the Company shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of the institution of such action is given by the Underwriter or controlling person or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its consent.

     (b) Each Selling Stockholder, severally and not jointly, agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any failure on the part of such Selling Stockholder to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (B) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or part thereof), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus, or any Application, (C) any omission or alleged omission to state a material fact required to be stated in such Registration Statement, or necessary to make the statements made therein not misleading, or (D) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by such Selling Stockholder to the Company expressly for use in such Registration Statement, Issuer Free Writing Prospectus, or Prospectus in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Issuer Free Writing Prospectus or the Prospectus in reliance upon and in conformity with information furnished to the Company by or on behalf of such Selling Stockholder expressly for use therein; provided, however, that the indemnity agreement contained in this subsection (b) shall not require any such Selling Stockholder to reimburse the Underwriters for an amount in excess of the net proceeds from the Shares sold by such Selling Stockholder pursuant to this Agreement. The information with respect to such Selling Stockholder in the Registration Statement and the Prospectus under the caption "Principal Stockholders and Selling Stockholders" constitutes the only information furnished by or on behalf of such Selling Stockholder for the purposes of this Agreement. The indemnity agreement set forth in this Section 11(b) shall be in addition to any liabilities that the Selling Stockholders may otherwise have.

          If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company or any Selling Stockholder pursuant to subsection (a) or the first paragraph of this subsection (b) above, such Underwriter shall promptly notify the Company and/or such Selling Stockholder, as applicable, in writing of the institution of such action, and the Company (jointly if desired) or such Selling Stockholder (jointly if desired), as applicable, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company or such Selling Stockholder, as applicable, will not relieve the Company or such Selling Stockholder, as applicable, of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company or such Selling Stockholder, as applicable, in connection with the defense of such action, or the Company or such Selling Stockholder, as applicable, shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company or such Selling Stockholder, as applicable, (in which case neither the Company nor such Selling Stockholder shall have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company or the Selling

     Stockholder, as applicable, and paid as incurred (it being understood, however, that neither the Company nor any Selling Stockholder shall be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, neither the Company nor any Selling Stockholder shall be liable for any settlement of any such claim or action effected without its consent.

     (c) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, the Company's directors, the Company's officers that signed the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the Company, the Selling Stockholder or any such person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or part thereof), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus, or any Application, (B) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (C) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Issuer Free Writing Prospectus, Prospectus or Application in reliance upon and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use therein. The concession and reallowance figures appearing in the fourth paragraph under the section entitled "Underwriting" and the statements set forth in the seventh, tenth, eleventh and twelfth paragraphs thereunder in the Preliminary Prospectus and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representatives to the Company for purposes of Section 3(n) and Section 3(p) and this Section
     11. The indemnity agreement set forth in this Section 11(c) shall be in addition to any liabilities that such Underwriters may otherwise have.

          If any action is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify the Representatives in writing of the institution of such action and the Representatives, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by the Representatives in connection with the defense of such action or the Representatives shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of the institution of such action is given by the Company or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representatives shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representatives.

     (d) If the indemnification provided for in this Section 11 is unavailable or insufficient to hold harmless an indemnified party under subsections
     (a), (b) and (c) of this Section 11 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

     (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (d)(i) and, if applicable (ii), above. Notwithstanding the provisions of this
     Section 11, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

12.  Survival:

          The indemnity and contribution agreements contained in Section 11 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in Sections 3, 4, 5 6 and 7 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter or by or on behalf of the Company, its directors and officers, the Selling Stockholders or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company, each Selling Stockholder and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

13.  Duties:

          Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. The Underwriters undertake to perform such duties and obligations only as expressly set forth herein. Such duties and obligations of the Underwriters with respect to the Shares shall be determined solely by the express provisions of this Agreement, and the Underwriters shall not be liable except for the performance of such duties and obligations (or failure to perform such duties or obligations) with respect to the Shares as are specifically set forth in this Agreements. Each of the Company and the Selling Stockholders acknowledges and agrees that: (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm's-length commercial transaction between the Company and the Selling Stockholders, on the one hand, and the several Underwriters, on the other hand, and the Company and the Selling Stockholders are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Selling Stockholders or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company or the Selling Stockholders with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Stockholders on other matters); and (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ form those of the Company and the Selling Stockholders and that the several Underwriters have no obligation to disclose any of such interests. The Company and each Selling Stockholder acknowledges that the Underwriters disclaim any implied duties (including any fiduciary duty), covenants or obligations arising from the Underwriters' performance of the duties and obligations expressly set forth herein. The Company and the Selling Stockholders hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Selling Stockholders may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

14.  Notices:

          Except as otherwise provided herein, all statements, requests, notices and agreements shall be in writing and, if to the Underwriters, shall be delivered or sent by mail or facsimile transmission in care of Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention: Syndicate Department; facsimile number 703-469-1131; if to the Company, shall be delivered or sent by mail or facsimile transmission to the offices of the Company at 2101 4th Avenue, Suite 1600, Seattle, Washington 98121; Attention: John G. Pasqualetto; facsimile number 206-269-8901; and if to the Selling Stockholders, shall be delivered or sent by mail or facsimile to the offices of Summit Partners at 499 Hamilton Avenue, Palo Alto, CA 94301; Attention: Peter Y. Chung; facsimile number 650-321-1188.

15.  Governing Law; Headings:

          THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

16.  Parties at Interest:

          The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company and the controlling persons, directors and officers referred to in Sections 11 and 12 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

17.  Counterparts and Facsimile Signatures:

          This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

          If the foregoing correctly sets forth the understanding among the Company and the Underwriters, please so indicate in the space provided below, whereupon this Agreement shall constitute a binding agreement among the Company and the Underwriters.

                                        Very truly yours,

                                        SEABRIGHT INSURANCE HOLDINGS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:



                                        SUMMIT VENTURES V, L.P.

                                        By: Summit Partners V, L.P.
                                        Its: General Partner

                                        By: Summit Partners, LLC
                                        Its: General Partner


                                        By:
                                            ------------------------------------
                                        Name:



                                        SUMMIT V COMPANION FUND, L.P.

                                        By: Summit Partners V, L.P.
                                        Its: General Partner

                                        By: Summit Partners, LLC
                                        Its: General Partner


                                        By:
                                            ------------------------------------
                                        Name:


                    [Signatures continued on following page]

                   [Signatures continued from preceding page]

                                        SUMMIT V ADVISORS FUND (QP), L.P.

                                        By: Summit Partners V, L.P.
                                        Its: General Partner

                                        By: Summit Partners, LLC
                                        Its: General Partner


                                        By:
                                            ------------------------------------
                                        Name:



                                        SUMMIT V ADVISORS FUND, L.P.

                                        By: Summit Partners V, L.P.
                                        Its: General Partner

                                        By: Summit Partners, LLC
                                        Its: General Partner


                                        By:
                                            ------------------------------------
                                        Name:



                                        SUMMIT VENTURES VI-A, L.P.

                                        By: Summit Partners VI (GP), L.P.
                                        Its: General Partner

                                        By: Summit Partners VI (GP), LLC
                                        Its: General Partner


                                        By:
                                            ------------------------------------
                                        Name:


                    [Signatures continued on following page]

                   [Signatures continued from preceding page]

                                        SUMMIT VENTURES VI-B, L.P.

                                        By: Summit Partners VI (GP), L.P.
                                        Its: General Partner

                                        By: Summit Partners VI (GP), LLC
                                        Its: General Partner


                                        By:
                                            ------------------------------------
                                        Name:



                                        SUMMIT VI ADVISORS FUND, L.P.

                                        By: Summit Partners VI (GP), L.P.
                                        Its: General Partner

                                        By: Summit Partners VI (GP), LLC
                                        Its: General Partner


                                        By:
                                            ------------------------------------
                                        Name:



                                        SUMMIT VI, ENTREPRENEURS FUND, L.P.

                                        By: Summit Partners VI (GP), L.P.
                                        Its: General Partner

                                        By: Summit Partners VI (GP), LLC
                                        Its: General Partner


                                        By:
                                            ------------------------------------
                                        Name:


                    [Signatures continued on following page]

                   [Signatures continued from preceding page]

                                        SUMMIT INVESTORS VI, L.P.

                                        By: Summit Partners VI (GP), L.P.
                                        Its: General Partner

                                        By: Summit Partners VI (GP), LLC
                                        Its: General Partner


                                        By:
                                            ------------------------------------
                                        Name:


                    [Signatures continued on following page]

                 [Signatures continued from the preceding page]

Accepted and agreed to as
of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
PIPER JAFFRAY & CO.
KEEFE, BRUYETTE & WOODS, INC.
COCHRAN, CARONIA & CO.

As Representatives of the other
Underwriters named on Schedule II hereto.

By: FRIEDMAN, BILLINGS, RAMSEY & CO., INC.


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

                                   SCHEDULE I

                                                         Maximum Number of
                                     Number of Initial    Option Shares to
Name of Party Selling Shares         Shares to be Sold        be Sold
----------------------------         -----------------   -----------------
SeaBright Insurance Holdings, Inc.       3,400,000            510,000
Summit Ventures V, L.P.                    797,100            119,565
Summit V Companion Fund, L.P.              133,284             19,993
Summit V Advisors Fund (QP), L.P.           53,316              7,997
Summit V Advisors Fund, L.P.                16,296              2,444
Summit Ventures VI-A, L.P.               1,352,754            202,913
Summit Ventures VI-B, L.P.                 564,156             84,623
Summit VI Advisors Fund, L.P.               28,134              4,220
Summit VI Entrepreneurs Fund, L.P.          43,194              6,479
Summit Investors VI, L.P.                   11,766              1,765
                                         ---------            -------
Total                                    6,400,000            960,000
                                         =========            =======

                                   SCHEDULE II

                                     Number of Initial   Maximum Number of
                                        Shares to be      Option Shares to
Underwriter                              Purchased          be Purchased
-----------                          -----------------   -----------------
FRIEDMAN, BILLINGS, RAMSEY & CO.,
   INC.
PIPER JAFFRAY & CO.
KEEFE, BRUYETTE & WOODS, INC.
COCHRAN, CARONIA & CO.
                                         ---------            -------
Total                                    6,400,000            960,000
                                         =========            =======

                                  SCHEDULE III

                        ISSUER FREE WRITING PROSPECTUSES

                                      None

                                    EXHIBIT A

                             FORM OF LOCK-UP LETTER

                                                                January __, 2006

     FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
     PIPER JAFFRAY & CO.
     KEEFE, BRUYETTE & WOODS, INC.
     COCHRAN, CARONIA & CO.
     as Representatives of the several Underwriters
     c/o Friedman, Billings, Ramsey & Co., Inc.
     1001 19th Street North
     Arlington, Virginia  22209

     Dear Sirs:

          The undersigned understands that Friedman, Billings, Ramsey & Co., Inc., Piper Jaffray & Co., Keefe, Bruyette & Woods, Inc. and Cochran, Caronia & Co. (the "Representatives") propose to enter into an Underwriting Agreement (the "Underwriting Agreement"), as Representatives of several underwriters (the "Underwriters"), with SeaBright Insurance Holdings, Inc., a Delaware corporation (the "Company"), providing for the public offering (the "Public Offering") by the Underwriters of shares (the "Shares") of Common Stock of the Company (the "Common Stock").

          To induce the Underwriters to continue their efforts in connection with the Public Offering, the undersigned hereby irrevocably agrees that, without the prior written consent of the Representatives, it will not, during the period commencing on the date hereof and ending on the 90-day anniversary of the date of the final prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for any shares of Common Stock (whether such shares or any such securities are now owned by the undersigned or are hereafter acquired), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, excluding any Shares to be sold under the Underwriting Agreement. In addition, the undersigned agrees that, without prior written consent of the Representatives, it will not, during the period commencing on the date hereof and ending on the 90-day anniversary of the date of the Prospectus, make any demand for or exercise any right with respect to, the registration under the Securities Act of 1933, as amended (the "Securities Act"), of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

          Notwithstanding the foregoing, the undersigned may transfer the Undersigned's Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the transferor or the immediate family of the transferor, provided that a duly authorized officer, representative or trustee of the transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) if the transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that the transferee executes an agreement acknowledging that the transferee is receiving and holding the shares subject to the provisions hereof, (iv) to an affiliate (as that term is defined in Rule 405 under the Securities Act) of the undersigned, provided that such affiliate agrees to be bound in writing by the restrictions set forth herein, or (v) with the prior written consent of Friedman, Billings, Ramsey & Co., Inc. on behalf of the Underwriters. For purposes of this Lock-Up Letter Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

          In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

          The undersigned understands that the Company and the Underwriters will proceed with the Public Offering in reliance on this Lock-Up Letter Agreement.

          Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to agreement between the Company and the Representatives. The terms of this Lock-Up Letter Agreement shall expire in the event the Public Offering of the firm Shares is not consummated on or before March 1, 2006.

          If (A) the Company (i) withdraws the registration statement registering the Shares (the "Registration Statement") or (ii) deregisters all of the Shares covered by the Registration Statement or (B) the Underwriting Agreement is executed but is terminated by the Representatives prior to payment for and delivery of any of the Shares, the undersigned will be released from the undersigned's obligations under this Lock-Up Letter Agreement.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents reasonably necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                        Very truly yours,

Dated:
       ------------------------------


                                        ----------------------------------------
                                        (Signature)

                                        ----------------------------------------
                                        (Printed or Typed Name)